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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 18, 2005

                          ONE VOICE TECHNOLOGIES, INC.
                          ----------------------------

             (Exact name of registrant as specified in its charter)


          Nevada                      0-27589                    95-4714338
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              6333 Greenwich Drive, Suite 240, San Diego, CA 92122
              ----------------------------------------------------
             (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (858) 552-4466

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

This Amendment No. 1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2005 is being filed to revise the exercise price of the Class A warrants from $0.45 to $0.045.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 18, 2005, we held our first closing pursuant to a Subscription Agreement we entered into with several accredited investors dated as of March 18, 2005, pursuant to which the investors subscribed to purchase an aggregate principal amount of $2,000,000 in 6% convertible promissory notes, and 100 Class A and Class B common stock purchase warrants for each 100 shares which would be issued on each closing date assuming full conversion of the convertible notes issued on each such closing date. We issued the aforementioned securities to the investors pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

$1,000,000 of the purchase price was paid to us by the investors on the initial closing date of March 18, 2005 and $1,000,000 of the purchase price will be paid to us pursuant to the second closing, which will take place on the 5th day after the actual effectiveness of the registration statement which we are required to file with the Securities and Exchange Commission registering the shares of our common stock, par value $.001 per share, issuable upon conversion of the promissory notes and exercise of the warrants.

The convertible notes bear simple interest at 6% per annum payable upon each conversion, June 1, 2005 and semi-annually thereafter and mature 3 years after the date of issuance. Each investor shall have the right to convert the convertible notes after the date of issuance and at any time, until paid in full, at the election of the investor into fully paid and nonassessable shares of our common stock. The conversion price per share shall be the lower of (i) $0.047 or (ii) 80% of the average of the three lowest closing bid prices for our common stock for the 30 trading days prior to, but not including, the conversion date as reported by Bloomberg, L.P. on any principal market or exchange where our common stock is listed or traded. The conversion price is adjustable in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the conversion price of the convertible notes will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

We issued an aggregate of 29,069,768 Class A common stock purchase warrants and 29,069,768 Class B common stock purchase warrants to the investors, representing 100 Class A and Class B warrants issued for each 100 shares which would be issued on the each closing date assuming full conversion of the convertible notes issued on each such closing date. The Class A warrants are exercisable until four years from the initial closing date at an exercise price of $0.045 per share. The Class B warrants are exercisable until four years from the initial closing date at an exercise price of $0.06 per share. The holder of the Class B warrants will be entitled to purchase one share of common stock upon exercise of the Class B warrants for each share of common stock previously purchased upon exercise of the Class A warrants. The exercise price of the Class A and Class B warrants will be adjusted in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the exercise price of the warrants will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

We are obligated to file a registration statement registering the shares of our common stock issuable upon conversion of the promissory notes and exercise of the Class A warrants no later than 45 days after the initial closing date and cause it to be effective within 90 days after the initial closing date. If we do not meet the aforementioned filing and effectiveness deadlines, we shall pay to each investor an amount equal to 1% for the first 30 days or part thereof of the pendency of such non-registration event and 2% for each 30 days or part thereof, thereafter of the purchase price of the notes remaining unconverted and purchase price of the shares of our common stock issued upon conversion of the notes. We have granted piggy-back registration rights with respect to the shares issuable upon exercise of the Class B warrants.


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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.


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EXHIBIT NUMBER                            DESCRIPTION
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4.1               Subscription Agreement, dated March 18, 2005, by and among One
                  Voice Technologies, Inc. and the investors named on the signature pages thereto (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on March 24, 2004).

4.2               Form of Convertible Note of One Voice Technologies, Inc.
                  issued to the investors named on the signature pages thereto (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on March 24,
                  2004).

4.3 Form of Class A Common Stock Purchase Warrant of One Voice Technologies, Inc. issued to the investors named on the signature pages thereto(Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on March 24, 2004).

4.4 Form of Class B Common Stock Purchase Warrant of One Voice Technologies, Inc. issued to the investors named on the signature pages thereto. (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on March 24, 2004).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ONE VOICE TECHNOLOGIES, INC.






DATE: MARCH 25, 2005                         /S/ DEAN WEBER
                                             -----------------------------------
                                             DEAN WEBER
                                             PRESIDENT AND CEO






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